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                                                                       Exhibit 7
                             Joint Filing Agreement

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date:  June 14, 2001

                                      HARBOURVEST PARTNERS, LLC


                                      By: /s/ Edward W. Kane
                                         ---------------------------------------
                                      Name:   Edward W. Kane
                                      Title:  Senior Managing Director

                                      /s/ Edward W. Kane
                                      ------------------------------------------
                                      Edward W. Kane

                                      /s/ D. Brooks Zug
                                      ------------------------------------------
                                      D. Brooks Zug


                                      HVP VI-DIRECT ASSOCIATES LLC
                                      By:  HARBOURVEST PARTNERS, LLC
                                      Its Managing Member


                                      By: /s/ Edward W. Kane
                                         ---------------------------------------
                                      Name:   Edward W. Kane
                                      Title:  Senior Managing Director

                                      HARBOURVEST PARTNERS VI-DIRECT FUND L.P.
                                      By:  HVP VI-DIRECT ASSOCIATES LLC
                                      Its General Partner
                                      By:  HARBOURVEST PARTNERS, LLC
                                      Its Managing Member


                                      By: /s/ Edward W. Kane
                                         ---------------------------------------
                                      Name:   Edward W. Kane
                                      Title:  Senior Managing Director